Exhibit 32.2



                                  CERTIFICATION
                       PURSUANT TO 18 U.S.C. SECTION 1350,
           AS ADOPTED BY SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     I, Erin N. Ruhe, as Principal Financial Officer of HomeFed Corporation (the "Company") certify, pursuant to 18 U.S.C.ss. 1350, as adopted by Section
906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

     (1) the accompanying Form 10-Q report for the period ending June 30, 2003 as filed with the U.S. Securities and Exchange Commission (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated:  August 13, 2003
                                      By:  /s/  Erin N. Ruhe
                                           --------------------------
                                           Erin N. Ruhe
                                           Principal Financial Officer




A signed original of this written statement required by Section 906 has been provided to HomeFed Corporation and will be retained by HomeFed Corporation and furnished to the Securities and Exchange Commission or its staff upon request.